SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  January 18, 2005

                         Commission File Number:000-3339

                               Nicklebys.com, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)

Colorado                                                              84-1494708
--------                                                              ----------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

12441 West 49th Avenue, Suite One Wheatridge Colorado                      80023
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                  303 322-0035
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

































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Item 8.01.  Other Events
------------------------

Nicklebys.com, Inc. - Full text of January 18, 2005 press release follows:


NEWSBULLETIN
------------


                               NICKLEBYS.COM, INC.
                               -------------------
                        12441 West 49th Avenue, Suite One
                           Wheat Ridge, Colorado 80023
                                   OTCBB:NBYS

FOR FURTHER INFORMATION:
------------------------

Scott Thornock
President
---------
(303) 322-0035
paragondev@rmi.net

FOR IMMEDIATE RELEASE
---------------------
January 18, 2005
----------------

        NICKLEBYS REPORTS INTENT TO MERGE WITH TELZUIT TECHNOLOGIES, LLC.
        -----------------------------------------------------------------

WHEATRIDGE, COLORADO, JANUARY 18, 2005 --- NICKLEBYS.COM, INC., ("Nicklebys") (OTCBB:NBYS), which conducts interactive auctions of fine art, antiques and collectibles over the Internet, announced today that it has entered into a letter of intent to merge its business operations with Telzuit Technologies, LLC., ("Telzuit") a Florida limited liability company headquartered in Orlando, Florida. Telzuit is engaged in the development of a wireless heart monitoring device and has received approval from the Food & Drug Administration to market this product. If the merger is successfully completed, Telzuit shall receive controlling interest of Nicklebys issued and outstanding shares of common stock.

FORWARD-LOOKING STATEMENT DISCLAIMER
------------------------------------

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of Nicklebys to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such difference include, without limitation, the ability of Nicklebys to complete the proposed merger, continue as a going concern, competition with respect to services provided by Nicklebys, the effect of general economic and market conditions, as well as other risks and uncertainties detailed from time to time in Nicklebys' Securities and Exchange Commission filings.

================================================================================




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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Nicklebys.com, Inc.


January 21, 2005                               By: /s/ Scott Thornock
                                                   -----------------------------
                                                   Scott Thornock, President and
                                                   Chief Executive Officer



























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